SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant   [X]
Filed by a Party other than the Registrant   [  ]

Check the appropriate box:
[   ] Preliminary Proxy Statement            [   ] Confidential, For Use of the
                                                   Commission Only (as permitted
                                                   by Rule 14a-6(e)(2))
[ X ] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

--------------------------------------------------------------------------------
              The Massachusetts Health & Education Tax-Exempt Trust
                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1)  Title  of  each  class  of   securities  to  which   transaction   applies:
--------------------------------------------------------------------------------

(2)  Aggregate   number   of   securities   to   which   transaction    applies:
--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

(4)  Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

(5)  Total fee paid:
--------------------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount Previously Paid:
--------------------------------------------------------------------------------

(2)  Form, Schedule or Registration Statement no.:
--------------------------------------------------------------------------------

(3)  Filing Party:
--------------------------------------------------------------------------------

(4)  Date Filed:
--------------------------------------------------------------------------------

              THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                           BOSTON, MASSACHUSETTS 02109

                                                                   April 2, 2001


Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders of The Massachusetts Health & Education Tax-Exempt Trust (the "Fund") to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Tuesday, May 15, 2001 at 1:30 P.M. (Boston time).

     This meeting will give you an opportunity to hear a report on the Fund and you will be asked to consider the election of Trustees and the approval of the Fund's independent accountants. The enclosed proxy statement contains additional information regarding these proposals.

     We hope that you will be able to attend the meeting. Whether or not you plan to attend and regardless of the number of shares you own, it is important that your shares be represented. You are urged to complete, sign and date the enclosed proxy card and return it in the enclosed postage-paid envelope as soon as possible to assure that your shares are represented at the meeting.

                                                Sincerely,

                                                /s/ Walter B. Prince

                                                Walter B. Prince
                                                Chairman


                                    IMPORTANT

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE. YOU MAY WITHDRAW YOUR PROXY IF YOU ATTEND THE ANNUAL MEETING AND DESIRE TO VOTE IN PERSON.

              THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD TUESDAY, MAY 15, 2001

     The Annual Meeting of Shareholders of The Massachusetts Health & Education Tax-Exempt Trust, a Massachusetts business trust (the "Fund"), will be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Tuesday, May 15, 2001 at 1:30 P.M. (Boston time), for the following purposes:

     1. To elect five Trustees of the Fund, two of whom shall be elected by the holders of the Fund's Auction Preferred Shares and the remainder of whom shall be elected by the holders of the Fund's Common Shares and Auction Preferred Shares, voting as a single class.

     2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the Fund for the fiscal year ending December 31, 2001.

     3. To consider and act upon any other matters which may properly come before the Meeting and any adjourned session thereof.

     The Board of Trustees has fixed the close of business on March 19, 2001 as the record date for the determination of the shareholders of the Fund entitled to notice of and to vote at the meeting and any adjournments thereof.

                                         By Order of the Board of Trustees

                                         /s/ Thomas J. Fetter

                                         Thomas J. Fetter
                                         President

April 2, 2001
Boston, Massachusetts

IMPORTANT - SHAREHOLDERS CAN HELP THE BOARD OF TRUSTEES OF THE FUND AVOID THE NECESSITY AND ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATIONS TO OBTAIN A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES AND IS INTENDED FOR YOUR CONVENIENCE.

              THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                           BOSTON, MASSACHUSETTS 02109



                                 PROXY STATEMENT


     A proxy is enclosed with the foregoing Notice of the Annual Meeting of Shareholders of The Massachusetts Health & Education Tax-Exempt Trust (the "Fund"), to be held May 15, 2001 for the benefit of shareholders who do not expect to be present at the meeting. This proxy is solicited on behalf of the Board of Trustees of the Fund, and is revocable by the person giving it prior to exercise by a signed writing filed with the Fund's Secretary, or by executing and delivering a later dated proxy, or by attending the meeting and voting the shares in person. Each proxy will be voted in accordance with its instructions; if no instruction is given, an executed proxy will authorize the persons named as attorneys, or any of them, to vote in favor of each such matter. This proxy material is being mailed to shareholders on or about April 2, 2001.

     The Board of Trustees of the Fund has fixed the close of business on March 19, 2001, as the record date for the determination of the shareholders entitled to notice of and to vote at the meeting and any adjournments thereof. Shareholders at the close of business on the record date will be entitled to one vote for each share held. As of March 19, 2001, there were 2,315,711 Common Shares, $.01 par value per share ("Common Shares") and 200 Auction Preferred
Shares, $.01 par value per share, liquidation preference $50,000 per share ("APS"), of the Fund outstanding. As of such date, no shareholder beneficially owned more than 5% of the outstanding Common Shares or APS. The Trustees and officers of the Fund, as a group, own beneficially less than 1% of the shares of the Fund.

     The Board of Trustees of the Fund knows of no business other than that mentioned in Items 1 and 2 of the Notice of Meeting which will be presented for consideration. If any other matters are properly presented, it is the intention of the persons named as attorneys in the enclosed proxy to vote the proxies in accordance with their judgment on such matters.

                        PROPOSAL 1. ELECTION OF TRUSTEES

     The enclosed proxy, unless authority to vote for election to office is specifically withheld by executing the proxy in the manner stated thereon, will be used to vote in favor of the nominees named below as Trustees of the Fund to serve as such until the next annual meeting of the Fund's shareholders and until their successors shall have been duly elected and qualified. The five nominees named below are presently serving as Trustees of the Fund. Each nominee has agreed to serve as a Trustee if elected. If any such nominee is not available for election at the time of the Annual Meeting, the persons named as proxies will vote for such substitute nominee as the Board of Trustees may recommend. The nominee whose name is preceded by an asterisk (*) is an "interested person" (as defined in the Investment Company Act of 1940) because of his affiliation with a brokerage firm. None of the nominees is affiliated with or has a material business relationship with the Fund's investment adviser and administrator; moreover, none of the nominees owns or has owned the common stock of Eaton Vance Corp., the parent corporation of the adviser and administrator.

     Under the terms of the Fund's Agreement and Declaration of Trust, as amended (the "Trust Agreement"), the holders of the APS are entitled as a class, to the exclusion of the holders of the Common Shares, to elect two Trustees of the Fund. James F. Carlin and Thomas H. Green, III have been nominated for election by the holders of the APS. The Trust Agreement further provides for the election of the other three nominees named below by the holders of the Common Shares and the APS, voting as a single class. Election of Trustees is non-cumulative. Election of each of the nominees requires the affirmative vote of a plurality of the applicable shares of the Fund present and voting at the Annual Meeting in person or by proxy.


                                    TRUSTEES
                                                             SHARES BENEFICIALLY
NAME AND                PRINCIPAL OCCUPATION(S) OVER               OWNED ON
OTHER INFORMATION            PAST FIVE YEARS                    MARCH 19, 2001
-----------------            ---------------                    --------------

APS Share Nominees

JAMES F. CARLIN         Mr. Carlin has been Chairman and CEO of        5,000(1)
Age:  60, has been a    Carlin Consolidated, Inc., a management
Trustee since 1993.     company, since 1968.  He is a former
                        Chairman of the Massachusetts Board of
                        Higher Education.  He is also a trustee
                        or director of various John Hancock funds and a director of UNO Restaurant Corp., and former director of Healthplan Services
                        Corp. and Arbella Mutual Insurance Co.

*THOMAS H. GREEN, III   Mr. Green is a Director of Salomon Smith         -0-
Age: 41, has been a     Barney in its Public Finance Department.  He
Trustee since 1993.     was formerly First Assistant Attorney General
                        for the Commonwealth of Massachusetts from 1992 to March, 1998. Prior thereto, he was Vice President for Public Finance of the
                        First Boston Corporation from 1986.

Other Nominees

WALTER B. PRINCE        Chairman of the Fund, Mr. Prince has been a      145
Age:  52, has been a    partner of the law firm of Prince, Lobel,
Trustee since 1993.     Glovsky & Tye LLP since 1988.

EDWARD M. MURPHY        Mr. Murphy is President and Chief Executive      200
Age: 53, has been a     Officer of Alliance Health Incorporated
Trustee since 1993.     since March, 1999.  He was formerly President
                        and Chief Operating Officer of Olympus
                        Healthcare Group, Inc.  He was a Senior Vice
                        President of Tucker Anthony Inc. from 1995-
                        1997, and the Executive Director of the
                        Massachusetts Health and Educational
                        Facilities Authority from 1989 to 1995.
                        He also previously served as the Commissioner of the Massachusetts Department of Mental Health.

JAMES M. STOREY         Mr. Storey was a partner of the law firm of       50
Age: 69, has been a     Dechert, Boston, Massachusetts, from 1987
Trustee since 1993.     until his retirement in December, 1993.  He
                        is currently a corporate director. Mr. Storey
                        is a trustee of various funds advised or
                        administered by affiliates of SEI Investments,
                        of State Street Research Institutional Funds
                        and of The U.S. Charitable Gift Trust.
------------------
(1)2,000 of such Common Shares were beneficially owned by Mr. Carlin's spouse.

     As of March 19, 2001, Robert B. MacIntosh, Vice President and portfolio manager of the Fund and Eric G. Woodbury, Secretary of the Fund each owned 400 Common Shares. No officer or Trustee of the Fund owns any of the Fund's APS.

     During the fiscal year ended December 31, 2000, the Trustees of the Fund met four times. The Board of Trustees has one standing committee, an Audit Committee. The Audit Committee met once in 2000. Each Trustee attended each Trustee and audit committee meeting. The Board of Trustees does not have any standing nominating committee or compensation committee.

     Messrs. Carlin, Murphy, Prince and Storey are members of the Audit Committee of the Board of Trustees of the Fund. Each member is independent of the Fund, as defined by American Stock Exchange Listing Standards. The Audit Committee's functions include making recommendations to the Board regarding the selection of the independent certified public accountants, and reviewing matters relative to accounting and auditing practices and procedures, accounting records and internal accounting controls. Attached as Appendix A is the written Audit Committee Charter of the Fund. Set forth below under "Additional Information" is the Audit Committee's Report.

REMUNERATION OF TRUSTEES

     The Trustees, except for Mr. Green, are compensated at the rate of $7,500 annually, and are reimbursed for actual out-of-pocket expenses relating to attendance at such meetings ($0 for 2000). During the fiscal year ended December 31, 2000, Trustees were paid fees aggregating $30,000. The following table summarizes the compensation paid to Trustees of the Fund for the fiscal year ended December 31, 2000:


                                                    Pension or
                                                    Retirement
                                                    Benefits               Estimated
                           Aggregate                Accrued as             Annual                Total
Name of                    Compensation             Part of Fund           Benefits Upon         Compensation
Trustee                    From Fund                Expenses               Retirement            From Fund
-------                    ---------                --------               ----------            ---------
James F. Carlin            $7,500                   none                   none                  $7,500

Thomas H. Green, III       none                     none                   none                  none

Edward M. Murphy           $7,500                   none                   none                  $7,500

Walter B. Prince           $7,500                   none                   none                  $7,500

James M. Storey            $7,500                   none                   none                  $7,500


     THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE FIVE NOMINEES TO THE FUND'S BOARD OF TRUSTEES.


                PROPOSAL 2. SELECTION OF INDEPENDENT ACCOUNTANTS

     The Board of Trustees has selected PricewaterhouseCoopers LLP ("PWC") as independent accountants for the Fund for the fiscal year ending December 31, 2001. Shareholders are being asked to ratify the selection of PWC to perform audit services for the Fund.

     PWC (and its predecessor, Price Waterhouse L.L.P.) has acted as independent accountants for the Fund since the Fund's inception in 1993. The services provided by PWC include the examination of the Fund's annual financial statements, assistance and consultation in connection with Securities and Exchange Commission filings, and the review of tax matters on behalf of the Fund.

     PWC is expected to be represented at the Annual Meeting, but, if not, a representative of that firm will be available by telephone should the need for consultation arise.

     THE BOARD OF TRUSTEES, INCLUDING THOSE TRUSTEES WHO ARE NOT INTERESTED PERSONS OF THE FUND, RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS OF THE FUND FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.

                       NOTICE TO BANKS AND BROKER/DEALERS

     The Fund has previously solicited all Nominee and Broker/Dealer accounts as to the number of additional proxy statements required to supply owners of shares. Should additional proxy material be required for beneficial owners, please forward such requests to Investors Bank & Trust Company, 200 Clarendon Street, Boston, MA 02116.

                             ADDITIONAL INFORMATION

AUDIT COMMITTEE REPORT. The Audit Committee reviewed and discussed the audited financial statements with Fund management. The Audit Committee also discussed with PWC the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards). The Audit Committee received the written disclosures and the letter from PWC required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), and discussed with PWC its independence.

     Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Trustees that the audited financial statements be included in the Fund's annual report to shareholders for the fiscal year ended December 31, 2000 for filing with the Securities and Exchange Commission.

                                James W. Carlin
                                Edward M. Murphy
                                Walter B. Prince
                                James M. Storey

AUDIT FEES/ALL OTHER FEES. For the most recent fiscal year, the Fund paid an aggregate of $22,800 in audit fees and $8,100 in non-audit fees to its independent accountants, PWC. PWC also provides services to numerous other investment companies sponsored by Eaton Vance, but not to Eaton Vance Corp. (and its affiliates). The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the auditor's independence.

OFFICERS OF THE FUND. The officers of the Fund, with their ages indicated in parenthesis, are as follows: Thomas J. Fetter (57), President, and Vice President of Eaton Vance; Robert B. MacIntosh (44), Vice President and Portfolio Manager, and Vice President of Eaton Vance; Eric G. Woodbury (43), Secretary, and Vice President of Eaton Vance; James L. O'Connor (56), Treasurer, and Vice President of Eaton Vance; and Kristin S. Anagnost (35), Assistant Secretary and Assistant Treasurer, and Assistant Vice President of Eaton Vance. All officers of the Fund have served in that capacity since January 5, 1996 with the exception of Ms. Anagnost who was elected an officer on February 25, 1998. All of the officers of the Fund have been employed by Eaton Vance or their predecessors for more than five years except Ms. Anagnost who was a Manager at Chase Global Funds Services Company prior to January 12, 1998. Because of their positions with Eaton Vance and their ownership of Eaton Vance Corp. stock, the officers of the Fund will benefit from the advisory and administration fees paid by the Fund to Eaton Vance.

INVESTMENT ADVISER AND ADMINISTRATOR. Eaton Vance Management with its principal office at The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, serves as the investment adviser and administrator to the Fund.

PROXY SOLICITATION AND TABULATION. The expense of preparing, printing and mailing this Proxy Statement and enclosures and the costs of soliciting proxies on behalf of the Board of Trustees of the Fund will be borne by the Fund.
Proxies will be solicited by mail and may be solicited in person or by telephone, telegraph or facsimile by officers of the Fund, by personnel of its administrator, Eaton Vance, by the transfer agent, Investors Bank & Trust Company, or by broker-dealer firms. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Fund's officers, by Eaton Vance personnel, by the transfer agent, Investors Bank & Trust Company, or by broker-dealer firms, in person, or by telephone, by telegraph or by facsimile will be borne by the Fund. A written proxy may be delivered to the Fund or its transfer agent prior to the meeting by facsimile machine, graphic communication equipment or similar electronic transmission. The Fund will reimburse banks, broker-dealer firms, and other persons holding shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares. Total estimated costs are $6,000.

     All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the meeting, and which are not revoked, will be voted at the meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on the proxy card with respect to Proposals 1 and 2, it will be voted for the matters specified on the proxy card. For purposes of determining the presence or absence of a quorum and for determining whether sufficient votes have been received for approval of any matter to be acted upon at the meeting, abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the meeting but which have not been voted. Accordingly, abstentions and broker non-votes will assist the Fund in obtaining a quorum but will have no effect on the outcome of Proposals 1 and 2.

     In the event that sufficient votes by the shareholders of the Fund in favor of any Proposal set forth in the Notice of this meeting are not received by May 15, 2001, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the Proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such Proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

     THE FUND WILL FURNISH, WITHOUT CHARGE A COPY OF THE FUND'S ANNUAL REPORT TO ANY SHAREHOLDER UPON REQUEST. SHAREHOLDERS DESIRING TO OBTAIN A COPY OF SUCH REPORT SHOULD WRITE TO THE FUND C/O INVESTORS BANK & TRUST COMPANY, 200 CLARENDON STREET, BOSTON, MA 02116, OR CALL 1-800-553-1916.

                              SHAREHOLDER PROPOSALS

     Any proposals of shareholders that are intended to be presented at the Fund's 2002 Annual Meeting of Shareholders must be received at the Fund's principal offices no later than December 1, 2001 and must comply with all legal requirements in order to be included in the Fund's proxy statement and form of proxy for that meeting.

              THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST


April 2, 2001

                                                                      Appendix A


             THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST

                             AUDIT COMMITTEE CHARTER


I.   COMPOSITION   OF  THE  AUDIT   COMMITTEE.   The  Audit   Committee  of  The
     Massachusetts  Health  &  Education  Tax-Exempt  Trust  ("Fund")  shall  be comprised of at least three Trustees, each of whom shall have no relationship that, in the opinion of the Board of Trustees, would interfere with the exercise of his or her independent judgment and shall otherwise satisfy the applicable membership requirements under the rules of the American Stock Exchange in effect from time to time. Effective June 14, 2001, such rules require all members of the Audit Committee shall have (or develop within a reasonable time after appointment) a working familiarity with basic finance and accounting practices (the ability to read and understand fundamental financial statements), and at least one member of the Audit Committee shall have accounting or related financial management expertise (past employment experience in finance or accounting, requisite certification in accounting, or any other comparable experience or background which results in an individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities).

II. PURPOSES OF THE AUDIT COMMITTEE. The purposes of the Audit Committee are to assist the Board of Trustees:

     1. in its oversight of the Fund's accounting and financial reporting policies and practices, its internal audit controls and procedures, and, as appropriate, the internal controls of certain service providers;

     2. in its oversight of the quality and objectivity of the Fund's financial statements and the independent audit thereof;

     3. in selecting (or nominating the outside auditors to be proposed for shareholder approval in any proxy statement), evaluating and, where deemed appropriate, replacing the outside auditors; and

     4.   in evaluating the independence of the outside auditors.

     The function of the Audit Committee is oversight. The Administrator of the Fund is responsible for the preparation, presentation and integrity of the Fund's financial statements. The Administrator is responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The outside auditors are responsible for planning and carrying out a proper audit and reviews. The outside auditor for the Fund is ultimately accountable to the Board of Trustees and Audit Committee of the Fund. The Board of Trustees and the Audit Committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside accountant (or to nominate the outside accountant to be proposed for shareholder approval in any proxy statement).

III. MEETINGS OF THE AUDIT COMMITTEE. The Audit Committee shall meet at least once annually, or more frequently if circumstances dictate. The Audit Committee shall set its agenda and the places and times of its meetings. The Audit Committee may meet alone and outside the presence of management personnel with any certified public accountant and auditor firm rendering reports to the Audit Committee or the Board of Trustees and with outside legal counsel.

IV. DUTIES AND POWERS OF THE AUDIT COMMITTEE. To carry out its purposes, the Audit Committee shall have the following duties and powers:

     1. The Audit Committee shall review and discuss the audited financial statements and other financial information with management and the independent auditors for the Fund.

     2. The Audit Committee shall review and discuss with the independent auditors:

          a.   the scope of audits and audit reports;

          b. the personnel, staffing, qualifications and experience of the auditor;

          c.   the compensation of the auditor; and

          d. the independence of the auditor, regarding which the Audit Committee shall secure from the auditor the information required by Independence Standards Board Standard No. 1. The Audit Committee shall actively engage in a dialogue with the outside auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditor. The Audit Committee also shall be responsible for recommending that the Board of Trustees take appropriate action in response to the outside auditor's report to satisfy itself of the outside auditor's independence.

     3. The Audit Committee also shall review and discuss with the independent auditors the matters required to be discussed pursuant to SAS 61 in effect from time to time.

     4. The Audit Committee shall provide a recommendation to the Board of Trustees regarding whether the audited financial statements of the Fund should be included in the annual report to shareholders of the Fund.

     5. The Audit Committee shall provide the report, including any recommendation of the Audit Committee, required by the rules of the Securities and Exchange Commission to be included in the Fund's annual proxy statement.

     6. The Audit Committee shall review this charter at least annually and recommend any changes to the full Board of Trustees; and

     7. The Audit Committee shall report its activities to the full Board of Trustees on a regular basis and make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

V. RESOURCES AND AUTHORITY OF THE AUDIT COMMITTEE. The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage outside auditors for special audits, reviews and other procedures and to retain special counsel and other experts or consultants at the expense of the Fund.

Dated:  May 16, 2000

              THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST
                  ANNUAL MEETING OF SHAREHOLDERS, MAY 15, 2001
                 PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES
                       HOLDERS OF AUCTION PREFERRED SHARES


The undersigned holder of Auction Preferred Shares of The Massachusetts Health & Education Tax-Exempt Trust, a Massachusetts business trust (the "Fund"), hereby appoints WALTER B. PRINCE, THOMAS J. FETTER and ERIC G. WOODBURY, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Massachusetts 02109, on Tuesday, May 15, 2001 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Auction Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

                    PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE
                         AND RETURN PROMPTLY IN ENCLOSED
                                    ENVELOPE.


DATE:_____________________


Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


------------------------------
           Signature(s)

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

Please vote by filling in the boxes below.


1.   To elect five Trustees of the                    FOR except       WITHHOLD
     Fund as follows:                                vote withheld     AUTHORITY
                                                     for nominees       for all
                                             FOR     listed at left     nominees

(a)  Election of two Trustees to           [     ]     [     ]         [     ]
     represent Auction Preferred Shares:

     James F. Carlin and Thomas H. Green, III

(b)  Election of remaining three           [     ]     [     ]         [     ]
     Trustees to represent all shareholders:

     Edward M. Murphy, Walter B. Prince and
     James M. Storey

     (Instructions:  To withhold authority
     to vote for any individual nominee,
     write those nominees' names below:)

--------------------------------------------------

2.   To ratify the selection of
     PricewaterhouseCoopers LLP as
     independent accountants of the
     Fund for the fiscal year ending
     December 31, 2001.                      For        Against        Abstain
                                           [     ]      [     ]        [     ]

                                    HAS YOUR ADDRESS CHANGED?
Mark box at right [    ]
if comments or                      ________________________________
address change
have been noted                     ________________________________
on this card.
                                    ________________________________


Please be sure to sign and date this Proxy.

              THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST
                  ANNUAL MEETING OF SHAREHOLDERS, MAY 15, 2001
                 PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES
                            HOLDERS OF COMMON SHARES


The undersigned holder of Common Shares of The Massachusetts Health & Education Tax-Exempt Trust, a Massachusetts business trust (the "Fund"), hereby appoints WALTER B. PRINCE, THOMAS J. FETTER and ERIC G. WOODBURY, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Tuesday, May 15, 2001 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.


                    PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE
                         AND RETURN PROMPTLY IN ENCLOSED
                                    ENVELOPE.


DATE: ____________________


Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


------------------------------
         Signature(s)

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

Please vote by filling in the boxes below.

1.   To elect three Trustees of the                     FOR except     WITHHOLD
     Fund as follows                                   vote withheld   AUTHORITY
                                                       for nominees     for all
                                              FOR     listed at left    nominees

     Edward M. Murphy, Walter B. Prince      [    ]        [    ]        [    ]
     and James M. Storey

     (Instructions:  To withhold authority
     to vote for any individual nominee,
     write those nominees' names below:)

-------------------------------------------------

2.   To ratify the selection of
     PricewaterhouseCoopers LLP as independent
     accountants of the Fund for the
     fiscal year ending December 31, 2001.    For         Against       Abstain
                                             [    ]        [    ]        [    ]


                                    HAS YOUR ADDRESS CHANGED?
Mark box at right [   ]
if comments or                      ________________________________
address change
have been noted                     ________________________________
on this card.
                                    ________________________________


Please be sure to sign and date this Proxy.